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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)     September 12, 1996
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                        SECURITY CAPITAL PACIFIC TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


         1-10272                                      74-6056896
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 (Commission File Number)                (I.R.S. Employer Identification No.)



       7777 Market Center Avenue, El Paso, Texas        79912
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     (Address of Principal Executive Offices)        (Zip Code)


                                 (915) 877-3900
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS

     On September 12, 1996, the Registrant announced that its shareholders had approved the Homestead Village spin-off and separately announced a future conversion price adjustment for its Cumulative Convertible Series A Preferred Shares. On September 17, 1996, the Registrant announced $492.5 million of acquisition and development investments in California and the expected completion of $250 - 300 million of 1996 asset optimization transactions. These announcements are filed as exhibits hereto and are hereby incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1  Press Release dated September 12, 1996.

               99.2  Press Release dated September 12, 1996.

               99.3  Press Release dated September 17, 1996.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL PACIFIC TRUST



Dated:  September 23, 1996            By:  /s/ James W. Kluber
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                                           James W. Kluber
                                           Vice President and Controller